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                                                                    Exhibit 99.2

              AMENDING AGREEMENT NO. 1 TO MASTER FACILITY AGREEMENT
                            DATED AS OF JULY 10, 2003




                             NORTEL NETWORKS LIMITED

                                       AND

                            EXPORT DEVELOPMENT CANADA


                                                              AMENDING AGREEMENT
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THIS AMENDING AGREEMENT dated as of July 10, 2003 is made

BETWEEN

                  NORTEL NETWORKS LIMITED
                  (the "Principal")

AND

                  EXPORT DEVELOPMENT CANADA,
                  a corporation established by an Act of the Parliament of Canada, having its head office at Ottawa, Canada ("EDC")

WHEREAS EDC and the Principal entered into a Master Facility Agreement dated as of February 14, 2003 (the "Master Facility Agreement");

AND WHEREAS EDC and the Principal wish to make certain amendments to the Master Facility Agreement;

NOW THEREFORE EDC and the Principal agree that:

1. In this Amending Agreement, except as otherwise expressly provided herein, words and expressions defined in the Master Facility Agreement shall have the same meaning when used herein and references to Sections and Schedules shall be references of Sections and Schedules of the Master Facility Agreement.

2. Subject to the conditions of effectiveness set forth in Section 3 below, the Master Facility Agreement is hereby amended as follows:

         (a) References in the Master Facility Agreement (including references in the Master Facility Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") shall be deemed references to the Master Facility Agreement as amended hereby.

         (b) The definition of Termination Date in Section 1.1 of the Master Facility Agreement is amended by deleting the reference to June 30, 2004 and replacing it with December 31, 2005.
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         (c)      Section 2.1 of the Master Facility Agreement is amended and replaced in its entirety as follows:


"2.1 NATURE OF FACILITIES

         (a) Committed. Small Bonds Facility. EDC agrees, on the terms and conditions set forth in this Agreement, to provide Support up to a maximum aggregate amount of US$300 million, or the equivalent thereof in Euros, CDN$, or Sterling, or in such other currencies as EDC may agree to support (or any combination thereof), outstanding at any time (including for the purpose of calculating the amount of such Support, the amount of support outstanding from time to time under the EDC Agreements described under the heading "Small Bonds Facility" in the EDC Agreement List). Such Support shall be provided on a revolving basis in the form of guarantee bonds or guarantee type documents in support of the issuance, continuance or renewal by financial institutions, at the request of the Principal, of Instruments in respect of contract performance. Such Support shall expire no later than the Termination Date and shall be issued with individual amounts of up to and including US$10 million or the equivalent thereof, in Euros, CDN$, or Sterling, or in such other currency as EDC may agree to support. The facility referred to in this Section 2.1(a) is hereinafter referred to as the "SMALL BONDS FACILITY". EDC's commitment to provide Support under the Small Bonds Facility shall terminate at the close of business on the day immediately preceding the Termination Date.


         (b)      Uncommitted.

         (i) Receivables Bonding Facility. EDC agrees, on the terms and conditions set forth in this Agreement and subject to the exercise of its sole discretion, to provide Support of up to a maximum aggregate of US$150 million, or the equivalent thereof in Euros, CDN$, or Sterling, or in such other currencies as EDC may agree to support (or any combination thereof), outstanding at any time, (including, for the purpose of calculating the amount of such Support, the amount of support outstanding from time to time under the EDC Agreements described under the heading "Receivables Bonding Facility" in the EDC Agreement List). Such Support shall be provided on a revolving basis through the provision of guarantee bonds or guarantee type documents issued to financial institutions in connection with the purchase of accounts receivable or securitizations by such financial institutions or through the purchase of accounts receivable or securitizations by EDC. The facility described in this Section 2.1(b)(i) is hereinafter referred to as the "RECEIVABLES BONDING FACILITY". Support provided through the provision of guarantee bonds or guarantee type documents, or receivables purchased or securitized by EDC, shall expire no later than the Termination Date. The Receivables Bonding Facility shall automatically terminate at the close of
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                  business on the day immediately preceding the Termination
                  Date. EDC will approve or decline coverage for transactions requested by the Principal on a case-by-case basis.

         (ii) General Support Facility. EDC agrees, on the terms and conditions set forth in the Agreement and subject to the exercise of its sole discretion, to provide Support up to a maximum aggregate of US$300 million, or the equivalent thereof in Euros, CDN$, or Sterling, or in such other currencies as EDC may agree to support (or any combination thereof) (including, for the purpose of calculating the amount of such Support, the amount of support outstanding from time to time under the EDC Agreements described under the heading "General Support Facility" in the EDC Agreement List). Such Support shall be provided on a non-revolving basis through: (i) the provision of guarantee bonds or guarantee type documents issued to financial institutions in connection with the purchase of accounts receivable or securitizations by such financial institutions; (ii) the purchase of accounts receivable or securitizations by EDC, or (iii) the provision of guarantee bonds or guarantee type documents in support of the issuance, continuance or renewal by financial institutions, at the request of the Principal, of Instruments in support of contract performance. Support provided through the provision of guarantee bonds or guarantee type documents, or receivables purchased or securitized by EDC, shall expire no later than the Termination Date. The facility described in this Section 2.1(b)(ii) is hereinafter referred to as the "GENERAL SUPPORT FACILITY". The General Support Facility shall automatically terminate at the close of business on the day immediately preceding the Termination Date. The General Support Facility shall be non-revolving and, for greater certainty, EDC will approve or decline coverage for transactions requested by the Principal on a case-by-case basis.

         (iii) Discretion. For greater certainty, the Principal hereby acknowledges that EDC shall be under no obligation at any time to permit any use to be made of the Receivables Bonding Facility or the General Support Facility, notwithstanding that the conditions precedent to the provision of any such Support shall all have been satisfied, it being further acknowledged and agreed by the Principal that the provision of such Facilities is at the total and unfettered discretion of EDC. "

         (d) Section 5.9 of the Master Facility Agreement is amended and replaced in its entirety as follows:

                  "5.9 LIENS. The Principal will not, and will not permit any Material Subsidiary to, create or permit to exist any Lien on any Collateral now owned or hereafter acquired by it except Permitted Liens, or, except as permitted by the Security Agreements, assign or sell any income, revenues (including accounts receivable) or rights, in each case in respect of any Collateral."
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3.       This Amending Agreement shall become effective when EDC shall have received each of the following:

         (a)      a duly executed original of this Amending Agreement;

         (b) payment of any sums due to EDC (to the extent then payable) pursuant to the Master Facility Agreement and this Amending Agreement;

         (c) such opinions of U.S. and Canadian legal counsel to the Principal as EDC may reasonably request; and

         (d) Principal shall have sent a notice to the Collateral Agent, and the Collateral Agent shall have acknowledged receipt of such notice, with respect to the amendments provided for herein.

4. The Master Facility Agreement as amended by this Amending Agreement, together with the other Facility Documents, are and shall continue to be in full force and effect and are hereby confirmed in all respects.

5. Any provision of this Amending Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of that provision in any other jurisdiction.

6. This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable thereto.
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7.       This Amending Agreement may be executed in any number of counterparts, and all the counterparts taken together shall be deemed to constitute one and the same instrument.


IN WITNESS WHEREOF the parties hereto have signed and delivered this Amending Agreement.

NORTEL NETWORKS LIMITED

Signature:
(Print Name):     Gordon A. Davies
                  Assistant Secretary

Signature:
(Print Name):     Katharine B. Stevenson
                  Treasurer

EXPORT DEVELOPMENT CANADA

Signature:        Howard Clysdale
(Print Name):     Financial Services Manager

Signature:        Renee Schindeler
(Print Name):     Financial Services Manager